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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

      I, James M. Jenness, Chairman of the Board and Chief Executive Officer of Kellogg Company hereby certify, on the date hereof, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

      (1) the Annual Report on Form 10-K of Kellogg Company for the period ended January 1, 2005 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kellogg Company.

                        /s/ James M. Jenness
                        -----------------------------
                        Name: James M. Jenness
                        Title: Chairman of the Board and Chief Executive Officer

Date: March 14, 2005